Exhibit 99.1


            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Michael S. Pagnano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of The World Golf League, Inc., formerly Novus Laboratories, Inc. on Form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10KSB fairly presents in all material respects the financial condition and results of operations of The World Golf League, Inc., formerly Novus Laboratories, Inc.


                                   By: /s/ Michael S. Pagnano
                                       ----------------------
                                   Name: Michael S. Pagnano
                                   Title: Principal Executive Officer

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